Officers’ Certificate / Stock

Optron Scientific Company, Inc.

Certificate of Approval

of

Agreement of Merger

The undersigned certify that:

1. They are the president and the secretary, respectively, of Optron Scientific Company, Inc. , a California corporation.

2. The principal terms of the Agreement of Merger in the form attached were duly approved by the board of directors and by the shareholders of the corporation by a vote that equaled or exceeded the vote required.

3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding entitled to vote on the merger is Common.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: October 15, 2013

Optron Scientific Company, Inc.

/s/ Robert I. Goldstein

(Signature of President)

Robert I. Goldstein, President and CEO

/s/ Darian B. Andersen

(Signature of Secretary)

Darian B. Andersen, Secretary

Officers’ Certificate / Stock

US NUCLEAR ACQUISITION CORP.

Certificate of Approval

of

Agreement of Merger

The undersigned certify that:

1. They are the president and the secretary, respectively, of US NUCLEAR ACQUISITION CORP., a California corporation.

2. The principal terms of the Agreement of Merger in the form attached were duly approved by the board of directors and by the shareholders of the corporation by a vote that equaled or exceeded the vote required.

3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding entitled to vote on the merger is Common.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: October 15, 2013

US NUCLEAR ACQUISITION CORP.

/s/ Robert I. Goldstein

(Signature of President)

Robert I. Goldstein, President and CEO

/s/ Darian B. Andersen

(Signature of Secretary)

Darian B. Andersen, Secretary

Certificate of Ownership

US Nuclear Corp

The undersigned certify that:

1. They are the president and the secretary, respectively, of US Nuclear Corp., a Delaware corporation.

2. This corporation owns 100% of the outstanding shares of Optron Scientific Company, Inc., a California corporation.

3. The board of directors of this corporation duly adopted the following resolution:

RESOLVED, that this corporation merge US Nuclear Acquisition Corp. , its wholly-owned subsidiary corporation, into Optron Scientific Company, Inc. whereby it assumes all the obligations of US Nuclear Acquisition Corp. pursuant to California Corporations Code section 1110.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: October 15, 2013

US Nuclear Corp

/s/ Robert I. Goldstein

(Signature of President)

Robert I. Goldstein, President and CEO

/s/ Darian B. Andersen

(Signature of Secretary)

Darian B. Andersen, Secretary